UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 14, 2006
Sparton Corporation
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan (Address of Principal Executive Offices)	49202 (Zip Code)
(517) 787-8600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION
On May 31, 2006, Sparton Corporation, an Ohio Corporation (the “Company”) announced that it had entered into and closed on that date a membership purchase agreement (“Purchase Agreement”) to acquire Astro Instrumentation, LLC (“Astro”) located in Strongsville, Ohio. Astro is a contract manufacturer specializing in the design and production of medical devices for diagnostic and pharmaceutical customers. The Purchase Agreement provided for the sale and purchase of all of the outstanding membership interests of Astro.
The purchase price, approximately $26.15 million (excluding extinguishment or assumption of debt), was paid by a combination of cash in the amount of $18.65 million and notes totaling $7.5 million. Additional consideration may be paid to the sellers over the four years following the closing based on a percentage of earnings before interest and taxes. In addition, under the terms of the Purchase Agreement, the two individual sellers entered into non-competition agreements with the Company. The transaction was financed through a combination of cash and amounts borrowed under the Company’s loan facilities with National City Bank.
The newly acquired entity was renamed Astro Instrumentation, Inc. (“Astro, Inc.”), incorporated in the State of Michigan. The Company now operates the business as a wholly-owned subsidiary at its present location and with the current operating management and staff. The acquisition of Astro furthered the Company’s strategy of identifying and acquiring acquisition candidates for both the defense and medical device markets.
As permitted by Item 9.01(a)(4) of Form 8-K, audited historical financial statements of the acquired business, as well as unaudited combined proforma financial information, are being filed by this amendment to Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
     Audited historical financial statements of Astro Instrumentation, LLC as of December 31, 2005 and for the year then ended, and unaudited financial statements as of March 31, 2006 and for the three months ended March 31, 2006 and 2005 (beginning on page F-1 hereof).
     (b) Pro Forma Financial Information.
     Unaudited combined proforma condensed balance sheet of Sparton Corporation and its consolidated subsidiaries, and Astro Instrumentation, LLC as of March 31, 2006 and the related unaudited combined proforma condensed statements of income for the nine months ended March 31, 2006 and for the year ended June 30, 2005 (beginning on Page F-23 hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ David W. Hockenbrocht
David W. Hockenbrocht
Chief Executive Officer
August 14, 2006

INDEX TO FINANCIAL STATEMENTS
HISTORICAL FINANCIAL STATEMENTS (1)

Page
Astro Instrumentation, LLC

Most Recent Annual Financial Statements, Cover Page	F-1
Independent Auditors’ Report	F-2
Combined Balance Sheets as of December 31, 2005 (audited) and 2004 (unaudited)	F-3 to F-4
Combined Statements of Income and Owners’ Equity for the Years Ended December 31, 2005 (audited) and 2004 (unaudited)	F-5
Combined Statements of Cash Flows for the Years Ended December 31, 2005 (audited) and 2004 (unaudited)	F-6 to F-7
Notes to Combined Financial Statements	F-8 to F-13
Interim Unaudited Financial Statements	F-14
Interim Unaudited Condensed Balance Sheet as of March 31, 2006	F-15
Interim Unaudited Condensed Statements of Income and Owners’ Equity for the Three Months Ended March 31, 2006 and 2005	F-16
Interim Unaudited Condensed Statements of Cash Flows for the Three Months Ended March 31, 2006 and 2005	F-17
Notes to Interim Unaudited Condensed Financial Statements	F-18 to F-22

UNAUDITED COMBINED PRO FORMA CONDENSED FINANCIAL INFORMATION

Sparton Corporation and Consolidated Subsidiaries and Astro Instrumentation, LLC

Proforma Financial Information, Cover Page	F-23
Basis of Presentation	F-24
Unaudited Combined Pro Forma Condensed Balance Sheet as of March 31, 2006	F-25
Unaudited Combined Pro Forma Condensed Statement of Income for the Year Ended June 30, 2005	F-26
Unaudited Combined Pro Forma Condensed Statement of Income for the Nine Months Ended March 31, 2006	F-27
Notes to Unaudited Combined Pro Forma Condensed Balance Sheet and Statements of Income	F-28 to F-29

(1)	The historical financial statements of Astro Instrumentation, LLC as of December 31, 2005 and for the year then ended were labeled “combined” to give effect to the inclusion of Astro Exports, Inc. (“Exports”), a commonly controlled entity owned by the members of Astro. The assets and operations of Exports, a Domestic International Sales Corporation not acquired by Sparton Corporation, were insignificant to Astro’s historical operating results and financial position. The assets and operations of Exports are not included in Astro’s interim unaudited condensed financial statements for the three months ended March 31, 2006 or 2005.

ASTRO
INSTRUMENTATION,
LLC
COMBINED
FINANCIAL
STATEMENTS
FOR THE
YEARS ENDED
DECEMBER 31, 2005
(AUDITED) and 2004
(REVIEWED)

Independent Auditors’ Report

Cleveland Office 32125 Solon Road Suite 200 Cleveland, Ohio 44139 (440) 248-8787 fax (440) 248-0841 www.SSandG.com	To the Members
Astro Instrumentation, LLC
Strongsville, Ohio

We have audited the accompanying combined balance sheet Astro Instrumentation, LLC as of December 31, 2005, and the related combined statements of income and owners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Astro Instrumentation, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Astro Instrumentation, LLC as of December 31, 2005, and the combined results of operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements for the year ended December 31, 2004 were reviewed by us, and our report thereon, dated February 4, 2005, stated that we were not aware of any material modifications that should be made to those statements for them to be in conformity with generally accepted accounting principles. However, a review is substantially less in scope than an audit and does not provide a basis for the expression of an opinion on the financial statements taken as a whole.

CERTIFIED PUBLIC ACCOUNTANTS

Cleveland, Ohio February 20, 2006

ASTRO INSTRUMENTATION, LLC
COMBINED BALANCE SHEETS

	DECEMBER 31,
	2005	2004
	(Audited)	(Reviewed)

ASSETS

CURRENT ASSETS
Cash	$234,835	$1,286,183
Cash and cash equivalents — restricted	39,416	77,442
Accounts receivable — trade	4,975,835	4,426,839
Inventories	7,980,130	6,155,337
Prepaid expenses and other current assets	146,065	88,504

TOTAL CURRENT ASSETS	13,376,281	12,034,305

PROPERTY AND EQUIPMENT, net	2,546,656	2,910,170

OTHER ASSETS
Loan fees, net	20,492	33,434
Deposits	110	20,728
Other	9,828	—

	30,430	54,162

	$15,953,367	$14,998,637

See accompanying notes to combined financial statements.

ASTRO INSTRUMENTATION, LLC
COMBINED BALANCE SHEETS

	DECEMBER 31,
	2005	2004
	(Audited)	(Reviewed)

LIABILITIES AND OWNERS’ EQUITY

CURRENT LIABILITIES
Line of credit	$4,208,220	$5,778,220
Current portion of bond payable	105,000	100,000
Accounts payable — trade	3,309,580	2,087,229
Accrued expenses	348,589	422,275
Deferred revenue	158,302	76,295

TOTAL CURRENT LIABILITIES	8,129,691	8,464,019

BOND PAYABLE, net of current portion	2,411,729	2,515,631

OWNERS’ EQUITY	5,411,947	4,018,987

	$15,953,367	$14,998,637

See accompanying notes to combined financial statements.

ASTRO INSTRUMENTATION, LLC
COMBINED STATEMENTS OF INCOME AND OWNERS’ EQUITY

	FOR THE YEARS ENDED
	DECEMBER 31,
	2005	% of	2004	% of
	(Audited)	Net Sales	(Reviewed)	Net Sales

NET SALES	$33,624,609	100.0	$35,063,785	100.0

COST OF GOODS SOLD	29,331,986	87.2	31,026,600	88.5

GROSS PROFIT	4,292,623	12.8	4,037,185	11.5

OPERATING EXPENSES	1,621,248	4.8	1,840,671	5.3

OPERATING INCOME	2,671,375	8.0	2,196,514	6.2

OTHER INCOME (EXPENSE)
Interest income	44,695	0.1	—	—
Loss on disposal of assets	(209,793)	(0.6)	—	—
Inventory holding charge	144,744	0.4	31,032	0.1
Other	13,185	—	62,277	0.2

	(7,169)	(0.1)	93,309	0.3

INTEREST EXPENSE	(372,093)	(1.1)	(292,103)	(0.8)

INCOME BEFORE CITY INCOME TAXES	2,292,113	6.8	1,997,720	5.7

PROVISION FOR CITY INCOME TAXES	32,684	0.1	27,000	0.1

NET INCOME	2,259,429	6.7	1,970,720	5.6

OWNERS’ EQUITY, beginning of year	4,018,987		2,628,137

CONTRIBUTIONS	129,641		2,500

DISTRIBUTIONS	(996,110)		(582,370)

OWNERS’ EQUITY, end of year	$5,411,947		$4,018,987

See accompanying notes to combined financial statements.

ASTRO INSTRUMENTATION, LLC
COMBINED STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2005	2004
	(Audited)	(Reviewed)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,259,429	$1,970,720
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities
Depreciation and amortization	328,674	417,788
Amortization of bond discount	1,098	1,098
Loss on disposal of assets	209,793	—
Bad debt expense	193,909	—
(Increase) decrease in assets:
Accounts receivable — trade	(752,733)	(931,229)
Inventories	(1,824,793)	(1,341,456)
Prepaid expenses and other current assets	(57,561)	(13,685)
Deposits	20,618	24,665
Increase (decrease) in liabilities:
Accounts payable — trade	1,222,351	(917,480)
Accrued expenses	(73,686)	6,854
Deferred revenue	82,007	(275,060)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	1,609,106	(1,057,785)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	2,486	—
Purchases of property and equipment	(164,497)	(266,282)

NET CASH USED IN INVESTING ACTIVITIES	$(162,011)	$(266,282)
See accompanying notes to combined financial statements.

ASTRO INSTRUMENTATION, LLC
COMBINED STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2005	2004
	(Audited)	(Reviewed)

CASH FLOWS FROM FINANCING ACTIVITIES
Net (decrease) increase in line of credit	$(1,570,000)	$2,898,220
Principal payments on bond payable	(100,000)	(100,000)
Contributions of capital	129,641	2,500
Member distributions	(996,110)	(582,370)

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(2,536,469)	2,218,350

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,089,374)	894,283

CASH AND CASH EQUIVALENTS, beginning of year	1,363,625	469,342

CASH AND CASH EQUIVALENTS, end of year	$274,251	$1,363,625

SUPPLEMENTAL DISCLOSURES OF NON CASH TRANSACTIONS
During 2005, the Company received stock of a customer in consideration for the payment of a receivable in the amount of $9,828.
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest	$408,684	$310,503
City income taxes	$4,869	$32,451
See accompanying notes to combined financial statements.

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE A — Significant accounting policies
Nature of operations
The accompanying combined financial statements include the accounts of Astro Instrumentation, LLC, and Astro Exports, Inc. both of which are under common control, collectively referred to as the Company. Astro Exports, Inc. began operations on February 18, 2004. All significant intercompany transactions have been eliminated in these combined financial statements.
The company is located in Strongsville, Ohio and is a contract manufacturer specializing in the design and manufacturing of medical devices for diagnostic and pharmaceutical companies.
Cash and cash equivalents
For purposes of the Statements of Cash Flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Accounts receivable
The Company reports trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, if these receivables are determined to be uncollectible, they are written off through a charge against earnings.
Property and equipment
Furniture, equipment, computer equipment and related software are recorded at cost. Depreciation is computed by straight-line and accelerated methods over the estimated useful lives of the assets. Repairs and maintenance costs are expensed as incurred.
Concentrations of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with financial institutions and although at times during the year they had invested amounts in excess of federal insurance limits, management does not feel that the Company is exposed to any substantial credit risk. Also see Note G.
Income taxes
Astro Instrumentation, LLC, with the consent of its members, has elected under Chapter 1705 of the Ohio Revised Code to be formed as a limited liability company. Under this Chapter, Astro Instrumentation, LLC, is treated as a partnership for federal and state income tax purposes. In lieu of paying taxes at the company level, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE A — Significant accounting policies
Income taxes (continued)
Astro Exports, Inc., with the consent of its shareholders, has elected to be taxed under the provisions of the Domestic International Sales Corporation of the Internal Revenue Code from its inception. Consequently, in lieu of corporate federal and state income taxes the shareholders of the Domestic International Sales Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.
Loan fees
The loan fees are amortized on the straight-line method over five years., Amortization expense was $12,942 for each of the years ended December 31, 2005 and 2004.
Advertising costs
Advertising costs, which are included in operating expenses, are expensed as incurred. Advertising expenses were $14,957 and $29,751 for the years ended December 31, 2005 and 2004, respectively.
Deferred revenue
Deferred revenue represents deposits received from customers for services to be performed subsequent to year end.
Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and disclosures. Accordingly, actual results could differ from those estimates.
NOTE B — Inventories
All inventories are stated at the lower of cost (first-in, first-out method) or market. Inventories consisted of the following at December 31:

	2005	2004

Raw materials	$7,164,479	$5,862,441
Finished goods	815,651	292,896

	$7,980,130	$6,155,337

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE C — Property and equipment
Property and equipment consisted of the following at December 31:

	2005	2004

Land	$489,154	$489,154
Building and improvements	2,440,534	2,365,586
Furniture and fixtures	42,331	42,331
Office equipment	38,919	38,919
Equipment	275,038	262,581
Computer equipment	183,011	171,636
Software	163,406	148,421
Leasehold improvements	—	393,983

	3,632,393	3,912,611
Less accumulated depreciation	1,085,737	1,002,441

	$2,546,656	$2,910,170

Depreciation expense for the years ended December 31, 2005 and 2004 was $315,732 and $404,846, respectively.
NOTE D — Line of Credit
The Company has available a line of credit with a bank which permits the Company to borrow up to $7,000,000 which is due on demand. Interest is computed at LIBOR rate of 4.39% and 2.42% (at December 31, 2005 and December 31, 2004, respectively) plus 1.25%. The line of credit contains certain covenants with respect to Tangible Net Worth, Funded Debt to EBITDA and a Fixed Charge Coverage Ratio. These covenants have been met at December 31, 2005. This line of credit is secured by substantially all of the Company’s assets.

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE E — Bond payable
In 2002, the State of Ohio issued Ohio State Economic Development Revenue Bonds Series 2002-4 in the amount of $2,845,000. Subsequently, the Company entered into a loan agreement with the State of Ohio for $2,845,000 in order to finance the construction of a new manufacturing facility and corporate office. The interest rate varies based on the maturity date of the bonds. The maturity date and related interest are as follows:

		Semi-Annual
Maturity Date	Maturing Principal	Interest Rate

December 2006	105,000	3.00%
December 2007	110,000	3.50%
December 2008	110,000	3.50%
December 2009	120,000	3.50%
June 2010 — 2015	765,000	5.00%
June 2016 — 2022	1,335,000	5.45%

	2,545,000
Less original issue discount	28,271

Net balance	$2,516,729

The interest rate on the bonds for 2005 was 2.75%. The bonds carry certain sinking fund requirements generally obligating the Company to deposit funds into a sinking fund. The sinking fund requires the Company to make monthly deposits of one twelfth of the annual obligation plus accrued interest.
The original issue discount is being amortized over the life of the bond. Amortization expense for each of the years ended December 31, 2005 and 2004 was $1,098, which is included in interest expense.
The bonds maturing after December 31, 2007 also include an obligation for deposits into the sinking fund. The obligation has been jointly and severally guaranteed by the members of the Company.
The Company also had an irrevocable letter of credit in the amount of $284,000 which is renewable annually.

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE F — Leasing arrangements
The Company leases certain office equipment, which are being accounted for as operating leases. During 2005, the Company did not renew its lease for a warehouse facility due to the new facility discussed in Note E.
As of December 31, 2005, the approximate future minimum lease commitments under all operating leases are as follows:

Year ending December 31:

2006	$9,636
2007	9,636
2008	8,833

$28,105

Total rent expense for the years ended December 31, 2005 and 2004 was $170,955 and $210,845, respectively.
NOTE G — Major customers
The Company has one major customer (two in 2004) which accounted for 81% and 90% of the Company’s sales for the years ended December 31, 2005 and 2004, respectively. The Company has a five-year contract with the one customer, which began in 2000 and automatically renews at the end of the five-year period. Accounts receivable relating to this customer (two in 2004) represented 61% and 76% of total accounts receivable at December 31, 2005 and 2004, respectively.
NOTE H — Related party transactions
During 2004, the Company sold products to a related entity. One of the Company’s members is on the Board of Directors of this customer. The Company’s sales to this entity were $1,619,544 for the year ended December 31, 2004. At December 31, 2005 and 2004 the accounts receivable balance from this entity was $463,330 and $422,255, respectively, and is included as a component of accounts receivable — trade. The collectibility of this receivable has been guaranteed by the Company’s member. In 2006 the Company collected $200,000 of this outstanding balance and expects to collect the remaining balance in 2006.

ASTRO INSTRUMENTATION, LLC
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2005 (AUDITED) AND 2004 (REVIEWED)

NOTE I — 401(k) retirement savings plan
The Company has a 401(k) Retirement Savings Plan (defined contribution plan) which is available to all of its employees. Eligibility is based on the attainment of 21 years of age and at least three months of employment service with the Company. Employees may contribute up to 15% of their gross salary into the plan. The Company may, at its discretion, contribute to the plan. Employees vest immediately in their contribution and ratably over a six-year period in the matching contribution. The Company made no contributions to the plan for the years ended December 31, 2005 and 2004.

ASTRO
INSTRUMENTATION,
LLC
INTERIM UNAUDITED CONDENSED
FINANCIAL
STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

ASTRO INSTRUMENTATION, LLC
INTERIM UNAUDITED CONDENSED BALANCE SHEET
MARCH 31, 2006

ASSETS

Current assets
Cash and cash equivalents	$466,785
Accounts receivable — trade	4,680,001
Inventories	9,325,426
Prepaid expenses and other current assets	84,050

Total current assets	14,556,262

Property and equipment, net	2,501,551

Other assets
Loan fees, net	17,256
Deposits	71,875
Other	9,828

Total assets	$17,156,772

LIABILITIES AND OWNERS’ EQUITY

Current liabilities
Line of credit	$4,208,220
Current portion of bond payable	108,333
Accounts payable — trade	4,631,509
Accrued expenses	416,857
Deferred revenue	151,902

Total current liabilities	9,516,821

Bond payable, net of current portion	2,375,337

Total liabilities	11,892,158

Owners’ equity	5,264,614

Total liabilities and owners’ equity	$17,156,772

See accompanying notes to interim unaudited condensed financial statements.

ASTRO INSTRUMENTATION, LLC
INTERIM UNAUDITED CONDENSED STATEMENTS OF INCOME AND OWNERS’ EQUITY

	For the Three Months Ended
	March 31,
	2006	2005

Net sales	$9,260,962	$8,502,814

Cost of goods sold	8,412,352	7,517,418

Gross profit	848,610	985,396

Operating expenses	650,376	576,600

Operating income	198,234	408,796

Other income
Interest income	2,137	413
Other	18,810	37,559

	20,947	37,972

Interest expense	99,167	90,024

Net income	120,014	356,744

Owners’ equity, beginning of period	5,115,970	3,704,716

Contributions	95,000	220,000

Distributions	(66,370)	(200,000)

Owners’ equity, end of period	$5,264,614	$4,081,460

See accompanying notes to interim unaudited condensed financial statements.

ASTRO INSTRUMENTATION, LLC
INTERIM UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the Three Months Ended
	March 31,
	2006	2005
Cash flows from operating activities
Net income	$120,014	$356,744
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Depreciation and amortization	60,748	77,331
Amortization of bond discount	275	275
Changes in operating assets and liabilities which provided (used) cash:
Accounts receivable — trade	295,834	(783,289)
Inventories	(1,345,296)	(803,435)
Prepaid expenses and other current assets	62,015	(15,911)
Deposits	(71,765)	2,132
Accounts payable — trade	1,321,929	582,763
Accrued expenses	(141,234)	8,391
Deferred revenue	(6,400)	(52,141)

Net cash provided by (used in) operating activities	296,120	(627,140)

Cash flows from investing activities
Purchases of property and equipment	(12,407)	(64,950)

Net cash used in investing activities	(12,407)	(64,950)

Cash flows from financing activities
Net decrease in line of credit	—	(150,000)
Principal payments on bond payable	(33,334)	(25,000)
Contributions of capital	95,000	220,000
Member distributions	(66,370)	(200,000)

Net cash used in financing activities	(4,704)	(155,000)

Net increase (decrease) in cash and cash equivalents	279,009	(847,090)

Cash and cash equivalents, beginning of period	187,776	1,257,503

Cash and cash equivalents, end of period	$466,785	$410,413

See accompanying notes to interim unaudited condensed financial statements.

ASTRO INSTRUMENTATION, LLC
NOTES TO INTERIM UNAUDITED CONDENSED
FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

NOTE A — Business and significant accounting policies
Nature of Operations
The accompanying combined financial statements include the accounts of Astro Instrumentation, LLC, referred to as the Company. The Company is located in Strongsville, Ohio and is a contract manufacturer specializing in the design and manufacturing of medical devices for diagnostic and pharmaceutical companies.
Cash and cash equivalents
For purposes of the Statements of Cash Flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Accounts receivable
The Company reports trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, if these receivables are determined to be uncollectible, they are written off through a charge against earnings.
Property and equipment
Furniture, equipment, computer equipment and related software are recorded at cost. Depreciation is computed by straight-line and accelerated methods over the estimated useful lives of the assets. Repairs and maintenance costs are expensed as incurred.
Concentrations of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with financial institutions and, although at times during the year they had invested amounts in excess of federal insurance limits, management does not feel that the Company is exposed to any substantial credit risk. Also see Note G.
Income taxes
Astro Instrumentation, LLC, with the consent of its members, has elected under Chapter 1705 of the Ohio Revised Code to be formed as a limited liability company. Under this Chapter, Astro Instrumentation, LLC, is treated as a partnership for federal and state income tax purposes. In lieu of paying taxes at the company level, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

ASTRO INSTRUMENTATION, LLC
NOTES TO INTERIM UNAUDITED CONDENSED
FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

Loan fees
The loan fees are amortized on the straight-line method over five years. Amortization expense was $3,236 for each of the three month periods ended March 31, 2006 and 2005.
Advertising costs
Advertising costs, which are included in operating expenses, are expensed as incurred.
Deferred revenue
Deferred revenue represents deposits received from customers for services to be performed subsequent to period end.
Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and disclosures. Accordingly, actual results could differ from those estimates.
NOTE B — Inventories
All inventories are stated at the lower of-cost (first-in, first-out method) or market. Inventories consisted of the following at March 31, 2006:

Raw materials	$8,713,892
Finished goods	611,534

$9,325,426

ASTRO INSTRUMENTATION, LLC
NOTES TO INTERIM UNAUDITED CONDENSED
FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

NOTE C — Property and equipment
Property and equipment consisted of the following at March 31, 2006:

Land	$489,154
Building	2,440,534
Furniture and fixtures	42,331
Office equipment	38,919
Equipment	275,038
Computer equipment	195,418
Software	163,406

3,644,800
Less accumulated depreciation	1,143,249

$2,501,551

Depreciation expense for the three months ended March 31, 2006 and 2005 was $57,512 and $74,096, respectively.
NOTE D — Line of credit
The Company has available a line of credit with a bank which permits the Company to borrow up to $7,000,000 which is due on demand. Interest is computed at LIBOR rate of 5.29% (at March 31, 2006) plus 1.25%. The line of credit contains certain covenants with respect to Tangible Net Worth, Funded Debt to EBITDA and a Fixed Charge Coverage Ratio. These covenants have been met at March 31, 2006. This line of credit is secured by substantially all of the Company’s assets.

ASTRO INSTRUMENTATION, LLC
NOTES TO INTERIM UNAUDITED CONDENSED
FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

NOTE E — Bond payable
In 2002, the State of Ohio issued Ohio State Economic Development Revenue Bonds Series 2002-4 in the amount of $2,845,000. Subsequently, the Company entered into a loan agreement with the State of Ohio for $2,845,000 in order to finance the construction of a new manufacturing facility and corporate office. The interest rate varies based on the maturity of the bonds. The maturity date and related interest are as follows:

		Semi-Annual
Maturity Date	Maturing Principal	Interest Rates

December 2006	$16,666	3.00%
March 2007	91,667	3.50%
December 2007	73,333	3.50%
December 2008	110,000	5.00%
December 2009	120,000	5.00%
December 2010	125,000	5.00%
June 2011 — 2015	640,000	5.00%
June 2016 — 2022	1,335,000	5.45%

	2,511,666
Less original issue discount	27,996

Net balance	$2,483,670

The interest rate on the bonds for the three months ended March 31, 2006 and 2005 was 3.00% and 2.75%, respectively. The bonds carry certain sinking fund requirements generally obligating the Company to deposit funds into a sinking fund. The sinking fund requires the Company to make monthly deposits of one twelfth of the annual obligation plus accrued interest.
The original issue discount is being amortized over the life of the bond. Amortization expense for each of the three months ended March 31, 2006 and 2005 was $275, which is included in interest expense.
The bonds maturing after December 31, 2007 also include an obligation for deposits into the sinking fund. The obligation has been jointly and severally guaranteed by the members of the Company.
The Company also had an irrevocable letter of credit in the amount of $284,000 which is renewable annually.

ASTRO INSTRUMENTATION, LLC
NOTES TO INTERIM UNAUDITED CONDENSED
FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005

NOTE F — Leasing arrangements
The Company leases certain office equipment, which are being accounted for as operating leases. During 2005, the Company did not renew its lease for a warehouse facility due to the construction of the new facility discussed in Note E.
As of March 31, 2006, the approximate future minimum lease commitments under all operating leases are not significant.
Total rent expense for the three months ended March 31, 2006 and 2005 was $1,891 and $55,666, respectively.
NOTE G — Major customers
The Company has one major customer which accounted for 82% and 87% of the Company’s net sales for the three months ended March 31, 2006 and 2005, respectively. The Company has a five-year contract with this customer, which began in 2000 and automatically renews at the end of the five-year period. Accounts receivable relating to this customer represented 68% of total accounts receivable at March 31, 2006.
NOTE H — Related party transactions
The Company sells products to a related entity. One of the Company’s members is on the Board of Directors of this customer. There were no sales to this entity for the three months ended March 31, 2006 and 2005. At March 31, 2006 the accounts receivable balance from this entity was $263,330, and is included as a component of accounts receivable - trade. The collectibility of this receivable has been guaranteed by the Company’s member.
NOTE I — 401(k) retirement savings plan
The Company has a 401(k) Retirement Savings Plan (defined contribution plan) which is available to all of its employees. Eligibility is based on the attainment of 21 years of age and at least three months of employment service with the Company. Employees may contribute up to 15% of their gross salary into the plan. The Company may, at its discretion, contribute to the plan. Employees vest immediately in their contribution and ratably over a six-year period in the matching contribution. The Company made no contributions to the plan for the three months ended March 31, 2006 and 2005.

SPARTON CORPORATION AND CONSOLIDATED SUBSIDIARIES
AND
ASTRO INSTRUMENTATION, LLC
UNAUDITED COMBINED PRO FORMA CONDENSED FINANCIAL INFORMATION

UNAUDITED COMBINED PRO FORMA CONDENSED FINANCIAL INFORMATION
Basis of Presentation
The unaudited combined pro forma condensed financial information set forth on the following pages gives effect to the acquisition of Astro Instrumentation, LLC (“Astro”), by Sparton Corporation (“Sparton”) as if the transaction had been completed on July 1, 2004 for purposes of the proforma statements of income, and as if it had been completed on March 31, 2006 for proforma balance sheet presentation purposes. The unaudited combined pro forma condensed financial statements are derived from the historical financial statements of Astro and Sparton.
Sparton will account for the acquisition under the purchase method of accounting. Accordingly, Sparton will establish a new basis for Astro’s assets and liabilities based upon the fair values thereof and the Sparton purchase price, including direct and incremental costs of the acquisition. The purchase accounting adjustments made in connection with the development of the unaudited combined pro forma condensed financial statements are preliminary and have been made solely for the purposes of developing such pro forma financial information and are based upon the assumptions described in the notes thereto. The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achieved with respect to the combined businesses, nor any adjustments to expenses for any future operating changes. Sparton may incur integration-related expenses not reflected in the pro forma financial statements, such as operational realignment. The following unaudited combined pro forma condensed financial information is not necessarily indicative of the financial position or operating results of the combined businesses that would have actually occurred had the acquisition been completed on the dates referred to above.
Sparton is unaware of events that would require a material change to the preliminary purchase price allocation. A final determination of potential additional purchase accounting adjustments, if any, as described in the following two sentences, will be made within periods prescribed in accordance with generally accepted accounting principles. The purchase agreement specifies that additional contingent cash purchase consideration may be paid by Sparton to the sellers of Astro over the four years following the closing based on a percentage of Astro’s earnings before interest, depreciation and taxes, and if ultimately earned and paid, will be added to goodwill. This additional contingent consideration, which will be measured annually with the start of the fiscal year beginning on July 1, 2006, will be based on Astro’s fiscal 2007-2010 operating performance.
This proforma information should be read in conjunction with the:
•	Accompanying notes to the Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income; and

•	Separate historical consolidated financial statements and footnotes of Sparton Corporation and Subsidiaries for the fiscal year ended June 30, 2005 and the nine months ended March 31, 2006, which are incorporated herein by reference; and

•	Separate historical financial statements and footnotes of Astro Instrumentation, LLC for its fiscal year ended December 31, 2005, and historical financial statements and footnotes of Astro Instrumentation, LLC for the three months ended March 31, 2006 and 2005, which are presented herein.
Sparton Corporation presents the unaudited pro forma condensed combined financial information for informational purposes only. The pro forma information is not necessarily indicative of what the financial position actually would have been had the Company completed the acquisition of Astro on March 31, 2006 nor is it necessarily indicative of what the Company’s operating results actually would have been had the Company completed the acquisition of Astro on July 1, 2004. In addition, the unaudited pro forma condensed combined financial information does not purport to be indicative of, or to project, the future financial position or operating results of the Company.

SPARTON CORPORATION AND SUBSIDIARIES
UNAUDITED COMBINED PRO FORMA CONDENSED BALANCE SHEET
MARCH 31, 2006

		Astro
	Sparton	Instrumentation,	Proforma adjustments
	Corporation	LLC	Debit	Credit		Combined
Current assets:
Cash and cash equivalents	$13,195,036	$466,785	$5,000,000	$13,358,220	a	$5,303,601
Short-term investments	23,095,196	—	—	5,000,000	a	18,095,196
Accounts receivable	20,058,502	4,680,001	—	—		24,738,503
Inventories and costs on contracts in progress	35,532,585	9,325,426	49,952	—	b	44,907,963
Deferred income taxes	2,087,059	—	—	—		2,087,059
Prepaid expenses	884,003	84,050	—	—		968,053

Total current assets	94,852,381	14,556,262	5,049,952	18,358,220		96,100,375

Pension asset	4,557,826	—	—	—		4,557,826
Other assets	6,917,382	98,959	—	—		7,016,341
Property, plant and equipment, net	15,336,204	2,501,551	370,584	—	b	18,208,339
Non-compete agreements	—	—	165,000	—	b	165,000
Customer relationships	—	—	6,400,000	—	b	6,400,000
Goodwill	—	—	14,276,846	—	b	14,276,846

Total assets	$121,663,793	$17,156,772	$26,262,382	$18,358,220		$146,724,727

Current liabilities:
Accounts payable	$10,054,875	$4,245,248	$—	$—		$14,300,123
Salaries and wages	3,416,839	386,261	—	—		3,803,100
Accrued health benefits	1,264,325	—	—	—		1,264,325
Other accrued liabilities	4,382,753	416,857	—	—		4,799,610
Deferred revenue	—	151,902	—	—		151,902
Line of credit	—	4,208,220	4,208,220	—	c	—
Current portion of bonds payable	—	108,333	—	—		108,333
Current portion of bank term loan	—	—	—	2,000,000	c	2,000,000
Current portion of seller notes	—	—	—	1,872,000	c	1,872,000
Income taxes payable	160,265	—	—	—		160,265

Total current liabilities	19,279,057	9,516,821	4,208,220	3,872,000		28,459,658

Environmental remediation — noncurrent portion	5,977,090	—	—	—		5,977,090
Bonds payable	—	2,375,337	123,004	—	b	2,252,333
Bank term loan	—	—	—	8,000,000	c	8,000,000
Seller notes	—	—	—	5,628,000	c	5,628,000

Total liabilities	25,256,147	11,892,158	4,331,224	17,500,000		50,317,081

Shareowners’ equity:
Common stock	11,739,778	—	—	—		11,739,778
Capital in excess of par value	15,060,785	—	—	—		15,060,785
Accumulated other comprehensive loss	(170,180)	—	—	—		(170,180)
Retained earnings	69,777,263	5,264,614	5,264,614	—	b	69,777,263

Total shareowners’ equity	96,407,646	5,264,614	5,264,614	—		96,407,646

Total liabilities and shareowners’ equity	$121,663,793	$17,156,772	$9,595,838	$17,500,000		$146,724,727

See notes to unaudited combined proforma condensed financial statements.

SPARTON CORPORATION AND SUBSIDIARIES
UNAUDITED COMBINED PRO FORMA CONDENSED STATEMENT OF INCOME
YEAR ENDED JUNE 30, 2005

		Astro
	Sparton	Instrumentation,	Proforma adjustments
	Corporation	LLC	Debit	Credit		Combined

Net sales	$167,156,809	$34,051,598	$—	$—		$201,208,407

Cost of goods sold	149,048,308	30,250,124	215,000	—	d	179,563,384
			49,952	—	h

Gross margin	18,108,501	3,801,474	(264,952)	—		21,645,023

Selling and administrative	13,229,728	2,292,501	468,000	—	e	15,990,229
EPA related-net environmental remediation	(5,031,079)	—	—	—		(5,031,079)
Net gain on sale of property, plant and equipment	(354,413)	—	—	—		(354,413)

Operating income (loss)	10,264,265	1,508,973	(732,952)	—		11,040,286

Other income (expense)
Interest and investment income	891,672	39,986	(568,000)	—	f	363,658
Interest expense	—	(344,318)	(986,000)	154,000	g	(1,176,318)
Equity loss in investment	(15,000)	—	—	—		(15,000)
Other — net	221,221	142,703	—	—		363,924

Total other income (expense)	1,097,893	(161,629)	(1,554,000)	154,000		(463,736)

Income (loss) before income taxes	11,362,158	1,347,344	(2,286,952)	154,000		10,576,550

Income taxes (benefit)	3,250,000	26,271	(209,000)	—	i	3,067,271

Net income (loss)	$8,112,158	$1,321,073	$(2,077,952)	$154,000		$7,509,279

Earnings per share — basic	$0.92					$0.85

Earnings per share — diluted	$0.91					$0.84

Weighted average number of shares outstanding

Basic	8,790,325					8,790,325

Diluted	8,910,081					8,910,081

See notes to unaudited combined proforma condensed financial statements.

SPARTON CORPORATION AND SUBSIDIARIES
UNAUDITED COMBINED PRO FORMA CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED MARCH 31, 2006

		Astro
	Sparton	Instrumentation,	Proforma adjustments
	Corporation	LLC	Debit	Credit		Combined

Net sales	$120,302,471	$26,691,262	$—	$—		$146,993,733

Cost of goods sold	110,173,163	23,727,348	102,000	—	d	134,002,511

Gross margin	10,129,308	2,963,914	(102,000)	—		12,991,222

Selling and administrative	11,694,855	1,792,353	351,000	—	e	13,838,208
EPA related-net environmental remediation	796	—	—	—		796
Net loss on sale of property, plant and equipment	98,898	209,793	—	—		308,691

Operating (loss) income	(1,665,241)	961,768	(453,000)	—		(1,156,473)
Other income (expense)
Interest and investment income	820,835	5,345	(426,000)	—	f	400,180
Interest expense	—	(288,496)	(523,000)	178,000	g	(633,496)
Equity income in investment	2,000	—	—	—		2,000
Other — net	298,597	397,388	—	—		695,985

Total other income	1,121,432	114,237	(949,000)	178,000		464,669

Income (loss) before income taxes	(543,809)	1,076,005	(1,402,000)	178,000		(691,804)

Income taxes (benefit)	(174,000)	32,869	(80,000)	—	i	(221,131)

Net income (loss)	$(369,809)	$1,043,136	$(1,322.000)	$178,000		$(470,673)

Basic and diluted loss per share	$(0.04)					$(0.05)

Weighted average number of basic and diluted shares outstanding	9,320,181					9,320,181

See notes to unaudited combined proforma condensed financial statements.

SPARTON CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED COMBINED PROFORMA CONDENSED BALANCE SHEET AND STATEMENTS OF INCOME
PRO FORMA ADJUSTMENTS TO COMBINED BALANCE SHEET
(a)	The following pro-forma adjustments affect cash and cash equivalents and short-term investments to reflect:
•	Decrease to cash of $9,150,000 to reflect the cash portion ($8,650,000) of the Astro acquisition purchase price and estimated capitalized direct acquisition costs ($500,000).

•	Decrease to cash of $4,208,220 to reflect the retirement at closing of Astro’s line-of-credit borrowings.

•	Transfer to cash via liquidation of $5,000,000 in short-term investments to generate cash to partially fund the above transactions.
(b)	To adjust the basis of Astro assets acquired and liabilities assumed to their estimated fair values, to establish goodwill and identifiable intangible assets, and to capitalize certain direct and incremental acquisition costs, resulting from the Astro purchase price allocation.

(c)	To record the long-term debt that Sparton incurred to finance the acquisition.
PRO FORMA ADJUSTMENTS TO COMBINED STATEMENTS OF INCOME
(d)	To record incremental depreciation expense based on the fair value and remaining useful lives of Astro’s property, plant and equipment. Depreciation was calculated using accelerated and straight-line methods over lives generally ranging from one to twelve years on personal property and forty years on real property.

(e)	To record amortization expense on identifiable intangible assets. Non-compete agreements are amortized ratably over four (4) years. Customer relationships are amortized ratably over fifteen (15) years.

(f)	To reflect the lost opportunity cost of decreased interest and short-term investment income due to lower balances of cash and short-term investments liquidated to fund the cash portion of the purchase price. Sparton paid cash for a portion of the Astro acquisition price and paid cash to retire Astro’s line-of-credit borrowings.

(g)	To record interest expense on the debt that Sparton incurred to finance the acquisition, and to reduce interest expense on Astro’s line-of-credit borrowings that Sparton retired at closing of the acquisition. Such interest expense includes amortization on a straight-line basis of the purchase discount of $151,000 assigned to the Ohio bonds assumed from Astro.

(h)	To charge to costs of goods assumed to be sold entirely during the year ended June 30, 2005, a purchase price allocation adjustment to the fair value of inventories acquired.

SPARTON CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED COMBINED PROFORMA CONDENSED BALANCE SHEET AND STATEMENTS OF INCOME
(i)	To adjust combined income tax expense to reflect net decreases in income tax expense of $289,000 representing the tax benefit of net unfavorable pro forma adjustments to pretax operating results. Sparton’s effective income tax rate was 29% during the year ended June 30, 2005 and 32% during the nine months ended March 31, 2006.

Index to Exhibits

Exhibit No.	Description	Reference

2.1	Membership Purchase Agreement dated May 31, 2006 by and among Sparton Corporation, Astro Instrumentation, Inc., Astro Instrumentation, LLC, H. Waldman Holdings, LLC, D. Wood Holdings, LLC, Hal Waldman and Douglas Wood (certain schedules and exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).	Previously filed

99.1	Press Release dated May 31, 2006 issued by Sparton Corporation.	Previously filed

99.2	Financial statements of Sparton Corporation for the fiscal year ended June 30, 2005 were filed with Form 10-K and the financial statements for the nine months ended March 31, 2006 were filed with Form 10-Q, both of which are incorporated by reference.	Previously filed.